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                                                                   EXHIBIT 10.21

                               THIRD AMENDMENT TO
                             JOINT VENTURE AGREEMENT


This Third Amendment to the Joint Venture Agreement ("Third Amendment") is made and entered into as of August 9, 2001 by and among Trans Cosmos, Inc., a Japanese corporation ("TCI"), Primus Knowledge Solutions, Inc., a corporation organized under the laws of the State of Washington, U.S.A. ("Primus"), and Primus Knowledge Solutions KK Japan, a Primus/TCI joint venture company organized under the laws of Japan as a kabushiki kaisha ("Primus KK").

                                   BACKGROUND

Primus and TCI established Primus KK under a Joint Venture Agreement ("JVA") dated November 16, 1995. Primus, TCI and Primus KK subsequently amended the terms and conditions of the JVA on September 25, 1997 (the "First Amendment") and again on July 17, 2000 (the "Second Amendment").

Primus and TCI now wish to amend the JVA as follows:

                                    AMENDMENT

1. Statutory Auditor. Article 5 of the JVA is amended to provide that Primus KK
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shall have one (1) statutory auditor as  mutually agreed by
Primus and TCI in writing and appointed by TCI in compliance with such agreement.

2. Documentation and Procedures. Primus KK shall ensure that all necessary
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Japanese governmental approvals and filings have been obtained and that the proper corporate governance procedures have been followed in order to effectuate this Third Amendment.

3. Effect of Amendment. All references to the subject matter of Article 5 of the
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JVA in the First and Second Amendments shall be construed in a manner consistent with Section 1 of this Third Amendment. Except as expressly amended by this Third Amendment, and the First and Second Amendments, all other terms and conditions of the JVA shall remain unaltered and in full force and effect.

4. Governing Language. This Third Amendment is executed in the English language
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which version shall control for all purposes.

This Third Amendment shall take effect immediately on the date first set forth above.

PRIMUS KNOWLEDGE SOLUTIONS, INC.               TRANS COSMOS, INC.

By: /s/ Michael A. Brochu                      By: /s/ Yasuki Matsumoto

Print: Michael A. Brochu                       Print: Yasuki Matsumoto

Title: President and CEO                       Title: Executive Vice President

PRIMUS KNOWLEDGE SOLUTIONS KK JAPAN

By: /s/ Masahiro Sasaki

Print: Masahiro Sasaki

Title: CEO & President